UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2014

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 458-0900
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On April 30, 2014 and effective as of that date, the Board approved an amendment to the Company’s Amended and Restated Bylaws to increase the size of the Board from nine to up to eleven directors, with the number of directors to be determined from time to time by vote of a majority of directors then in office.

The foregoing summary of the amendment to the Company’s Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                Description
________________________________________

3.1                      Amendment to Amended and Restated Bylaws of Cytori Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: May 6, 2014	By:	/s/ Mark E. Saad
Mark E. Saad
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amendment to Amended and Restated Bylaws of Cytori Therapeutics, Inc.